FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
Concentrations of Credit Risk. Financial instruments that potentially subject us to concentrations of credit risk consist of cash and accounts receivable. We maintain our cash in bank deposit accounts that frequently exceed federally insured limits. We have not experienced any losses in such accounts and do not believe we are exposed to any significant risk.
Accounts receivable primarily comprise amounts due for the gathering, treating and processing services we provide to our customers and also the sale of natural gas liquids resulting from our processing services. This industry concentration has the potential to impact our overall exposure to credit risk, either positively or negatively, in that our customers may be similarly affected by changes in economic, industry or other conditions. We monitor the creditworthiness of our counterparties and can require letters of credit for receivables from counterparties that are judged to have substandard credit, unless the credit risk can otherwise be mitigated. Our top five customers or counterparties accounted for 68% of total accounts receivable at December 31, 2015, compared with 57% as of December 31, 2014.
Fair Value. The carrying amount of cash and cash equivalents, accounts receivable and accounts payable reported on the balance sheet approximates fair value due to their short-term maturities.
A summary of the estimated fair value of our debt financial instruments follows.

	December 31, 2015		December 31, 2014
	Carrying value	Estimated fair value (Level 2)	Carrying value	Estimated fair value (Level 2)

	(In thousands)
Summit Holdings revolving credit facility	$344,000	$344,000	$208,000	$208,000
Summit Holdings 5.5% senior notes ($300.0 million principal)	295,861	224,000	295,227	281,750
Summit Holdings 7.5% senior notes ($300.0 million principal)	294,909	257,000	293,980	306,750
SMP Holdings revolving credit facility (1)	115,000	115,000	35,000	35,000
SMP Holdings term loan (1)	217,500	217,500	400,000	400,000
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(1) Debt was allocated to the 2016 Drop Down Assets prior to the closing of the 2016 Drop Down but was retained by Summit Investments after Initial Close.
The carrying value on the balance sheet of each revolving credit facility and the term loan is its fair value due to its floating interest rate. The fair value for the senior notes is based on an average of nonbinding broker quotes as of December 31, 2015 and December 31, 2014. The use of different market assumptions or valuation methodologies may have a material effect on the estimated fair value of the senior notes.